UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

GLOBAL SMOOTHIE SUPPLY, INC.
(Exact name of registrant as specified in its charter)

Texas	333-160576	20-2784-176
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4428 University Boulevard Dallas, Texas 75205 (Address of principal executive offices)

(214) 769-086 (Registrant’s Telephone Number)

_____________________
(Former name or former address, if changed since last report)

Copy of all Communications to: David C. Tiller, CEO 4428 University Boulevard Dallas, TX 75205 phone: 214-769-0836 fax: 214-276-1620

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-160576

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered:

Common Shares, no par value $0.00 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Global Smoothie Supply, Inc. (the “Registrant”) hereby incorporates by reference the description of its no par value common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No 333-160576), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) and declared effective on September 30, 2010 (the “Registration Statement”).

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference
3.1	Articles of Formation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1 effective on Sept. 10, 2010

3.2	ByLaws	Incorporated herein by reference to Exhibit 3.2 to our Form S-1 effective on Sept. 10, 2010

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

GLOBAL SMOOTHIE SUPPLY, INC.

Date:  May 10, 2011

By: /s/ David C. Tiller

Name: David C. Tiller
Title: President and Chief Executive Officer